UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2006

ImmunoGen, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts	0-17999	04-2726691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

128 Sidney Street, Cambridge, MA 02139
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (617) 995-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS

On November 8, 2006, ImmunoGen, Inc. (Nasdaq: IMGN) issued a press release to announce the presentation of initial clinical data from an ongoing Phase I study evaluating the Company’s huC242-DM4 compound for the treatment of colorectal, pancreatic, gastric and other CanAg-expressing cancers. The study is designed primarily to establish the dose limiting toxicities (DLT) and maximum tolerated dose (MTD) of huC242-DM4 when administered once per three weeks to patients with recurrent CanAg-expressing cancers. To date, patients have received eight different dose levels, ranging from 18 to 297 mg/m2. The MTD has not been established and recruitment is ongoing. Twenty-eight patients have received at least one dose of the compound, with no reports of clinically significant myelosuppression.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Exhibit
99.1	Press Release of ImmunoGen, Inc. dated November 8, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoGen, Inc.
(Registrant)

Date: November 8, 2006	/s/ Daniel M. Junius

Daniel M. Junius
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Exhibit
99.1	Press Release of ImmunoGen, Inc. dated November 8, 2006